ALPS ETF TRUST

ALPS EQUAL SECTOR WEIGHT ETF (NYSE ARCA: EQL) (THE “FUND”)

SUPPLEMENT DATED SEPTEMER 15, 2016

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 31, 2016

Effective after the close of trading on September 16, 2016, the similar information in the “Principal Investment Strategies” section of the Fund’s prospectus and summary prospectus are hereby replaced with the following:

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of ten Select Sector SPDR Indexes (“The Underlying Sector Indexes”). These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Health Care Select Sector Index and Real Estate Select Sector Index. In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% if its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”) that track the Underlying Sector Indexes of which the Underlying Index is comprised.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector Indexes. Accordingly, each Underlying Index is rebalanced quarterly so that each rebalance will result in the Underlying Sector Index having an Index weight of 10% and the Underlying Sector Indexes in aggregate total to 100%.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective Underlying Sector Index by replicating the securities in the Underlying Sector Index. Together, the ten Underlying Sector Indexes represent the Underlying Index as a whole.

The Fund generally will invest in all of the Underlying Sector ETFs in proportion to the weight of its corresponding Underlying Sector Index weight in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying ETFs in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole.

Effective after the close of trading on September 16, 2016, similar information in the “Index Description” section of the Fund’s prospectus is hereby replaced with the following:

The Bank of America - Merrill Lynch Equal Sector Weight Index was created in 2009 and is a U.S. equity index comprised, in equal weights, of ten Underlying Sector Indexes. These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Health Care Select Sector Index and Real Estate Select Sector Index. These ten indexes, components of the S&P 500, are the Select Sector SPDR Indexes. Each Select Sector SPDR Index is a modified capitalization weighted index whose composition is defined by their GICS (Global Industry Classification System) code. This design ensures that each of the component stocks within a Select Sector SPDR Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector SPDR Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector SPDR Index may be adjusted to conform to Internal Revenue Code requirements. At all times, the Bank of America Securities - Merrill Lynch Equal Sector Weight Index will be comprised of the Underlying Sector Indexes which in turn are comprised of the constituents in the S&P 500, albeit in different weights than in the S&P 500 due to the Bank of America Securities - Merrill Lynch Equal Sector Weight Index’s equal weighting methodology.

The Underlying Index is rebalanced four times a year on the third Friday of March, June, September and December to reset the Underlying Sector Indexes to equal weightings. In between the quarterly rebalancings, the Underlying Sector Indexes will not have equal weights in the Index. NYSE Group, Inc. serves as calculation agent. The Underlying Index is disseminated publicly through sources such as Reuters and Bloomberg.

Effective after the close of trading on September 16, 2016, the “Underlying Sector ETFs” section of the Fund’s prospectus is hereby updated to modify the following similar disclosure:

The Financial Select Sector SPDR Fund
(Symbol: XLF)

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts & mortgage finance.

Effective after the close of trading on September 16, 2016, the “Underlying Sector ETFs” section of the Fund’s prospectus is hereby updated to add the following disclosure:

The Real Estate Select Sector SPDR Fund
(Symbol: XLRE)

The Real Estate Select Sector Index includes securities of companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.

Effective September 16, 2016, the “Risks of Underlying Sector ETFs” section of the Fund’s prospectus is hereby updated to add the following disclosure:

Real Estate Sector Risk (The Real Estate Select Sector SPDR Fund): An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.